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                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]                     FILED BY A PARTY OTHER
                                                THAN THE REGISTRANT [ ]

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CHECK THE APPROPRIATE BOX:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                               MFS Series Trust I
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
   [X] No fee required.
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:

       2) Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4) Proposed maximum aggregate value of transaction:

       5) Total Fee Paid:

   [ ] Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount previously paid:

       2) Form, Schedule or Registration Statement No.:

       3) Filing Party:

       4) Date Filed:

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                                                       M F S(SM)
                                                       INVESTMENT MANAGEMENT(R)

MFS Investment Management(R)

PROXY INFORMATION


[graphic omitted]


Enclosed is a proxy statement that discusses important issues affecting your investment in MFS(R) Technology Fund. You can express your opinion on these issues by voting. For your convenience, we are offering you several ways to cast your vote. You may use the Internet or your telephone to vote or you may fill out and return the enclosed proxy card. The Internet and telephone options are generally available 24 hours a day, and when you choose either of these options, your vote will be confirmed and posted immediately. Please note that if you do vote electronically -- by the Internet or by phone -- there is no need to return the enclosed proxy card.

Voting is your choice, and if you choose to participate, we appreciate your time and effort. By voting early, you can also help your fund spare the expense of additional solicitations.

WAYS TO VOTE

o   TO VOTE ON THE INTERNET:

    1. Read the proxy statement.

    2. Go to www.proxyweb.com.

    3. Enter the control number on your proxy card.

    4. Follow the instructions on the site.

o   TO VOTE BY TELEPHONE:

    1. Read the proxy statement.

    2. Call 1-888-221-0697.

    3. Enter the control number on your proxy card.

    4. Follow the recorded instructions.

o   TO VOTE BY MAIL:

    1. Read the proxy statement.

    2. Complete and sign the proxy card.

    3. Mail the completed proxy card in the enclosed postage-paid envelope.

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                 YOUR VOTE IS IMPORTANT TO US, PLEASE VOTE NOW.
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QUESTIONS

ADP/Management Information Services Corporation (MIS), a professional proxy solicitation firm, has been selected to assist shareholders in the voting process. If we have not received your proxy card as the date of the meeting approaches, MIS may call you to remind you to exercise your right to vote.

If you have any questions about how to vote your shares, please call MIS toll free at 1-877-333-2372 any business day between 9:30 a.m. and 9 p.m. or Saturday 10:30 a.m. to 6 p.m. Eastern time.

M F S(SM)
INVESTMENT MANGAGEMENT(R)

                                                                SCT-PRX-INS-6/06
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Hi, my name is _______________________ and this is a courtesy call from ADP.
I am a proxy representative on behalf of the MFS Technology Fund. Is (shareholder name) available?

WHEN CORRECT SHAREHOLDER COMES ON THE LINE:
         Hi Mr./Ms.___________________, my name is ________________ and I am calling from ADP since you are a shareholder of the MFS Technology Fund. Recently you were mailed proxy materials for the upcoming special meeting of Shareholders scheduled for August 15, 2006. Have you received this material?

IF THE SHAREHOLDER ANSWERS:
         Hi Mr./Ms. ___________________________, I am calling from ADP because you are a shareholder of (fund name). Recently you were mailed proxy material for the upcoming special meeting of Shareholders scheduled for August 15, 2006. Have you received this material?

IF NOT RECEIVED:
         I can resend the voting material to you. You should receive it within 3 to 5 business days. Once received and reviewed there are several options for you to place your vote. You may vote by mail by completing the card, signing and dating it and then mailing it back in the prepaid envelope, use the automated phone system, the number is 1-888-221-0697 or vote online at www.proxyweb.com. You may also call us directly at 1-877-333-2372 or if you would like we can schedule a call back for a later date.

IF NO (REGARDING RE-MAILING):
         Mr./Ms. _____________________ may I please verify your mailing address so I may send you another copy of this material?

VERIFY ADDRESS AND MAKE ANY CHANGES.
         The new package will be mailed out in the next 24 hours and you should receive it within 3-5 business days.

         Mr./Ms. _______________________________ would you like me to schedule a call back in a few days after you have had a chance to review the material? We will give you a call within a week once you have had time to review the material. Thank you for your time and have a great day/evening.

IF RECEIVED:
         Have you had a chance to review the material and are there any questions I can answer for you?

         If you have no (further) questions, would you like to take this opportunity to place your vote with me now over the phone?

IF SHARES WERE SOLD AFTER RECORD DATE:
         Since you were a shareholder on the date of record, which was June 5, 2006, you are still entitled to cast your vote. If you would like, I can go over the proxy material with you now and assist you in placing your vote.

IF YES HOUSEHOLD:
         The process will only take a few moments.
         1.  I will introduce myself again and give the date and time.
         2.  I will then ask your permission to record your vote.
         3. At that point, I will ask you to verify your full name and mailing address, city, state and zip code to confirm ownership of your account.

         May I take your vote now?
         Thank you, for your protection this phone call will be recorded.

         My name is ________________________ from ADP on behalf of (fund name)
          Today's date is ___________ and the time is ______________ E.T.

         Mr./Ms. ______________ do I have your permission to record your vote? For the record, would you please state your full name and full mailing address?

         The Board of Trustees has unanimously approved the proposal as set forth in the material you received and recommends a favorable vote for this proposal. Do you wish to support the Board's recommendation for each of your accounts?

IF YES CORPORATE:

THIS PROCESS WILL ONLY TAKE A FEW MOMENTS.
         1.  I will introduce myself again and give the date and time.
         2.  I will ask your permission to record your vote.
         3. Then I will ask you to verify your full name and your company's full mailing address, city, state, and zip code.
         4. Finally I will ask you to confirm that you are authorized to vote on this account.

MAY I TAKE YOUR VOTE NOW?
         Thank you, for your protection this phone call will be recorded.

         My name is  _______________________ from ADP on behalf of (fund name)

         Today is ___________ and the time is ________________  E.T.

         Mr./Ms. ______________  do I have your permission to record your vote?

For the record, would you please state your full name and company mailing address?

Are you authorized to vote these shares?

The Board of Trustees has unanimously approved the proposal as set forth in the material you received and recommends a favorable vote for this proposal. Do you wish to support the Board's recommendation for each of your accounts?

FOR FAVORABLE VOTE:
         Mr./Ms. ____________________I have recorded your vote as follows, for all of your (fund name) accounts you are voting the Board's recommendation in favor of the proposal as set forth in the proxy materials you received, is that correct?

FOR NON-FAVORABLE VOTE:
         Mr./Ms. _________________ I have recorded your vote as follows, for all of your (fund name) accounts you are voting against the proposal as set forth in the proxy materials you received, is that correct?

For Abstentions:
         Mr./Ms. ____________________ I have recorded your vote as follows, for all of your (fund name) accounts you are abstaining on the proposal as set forth in the proxy materials you received, is that correct?

RECORD ALL VOTES AS SHAREHOLDER REQUESTS AND CONFIRM BY READING BACK THEIR CHOICES.
         Within the next 72 hours we will mail you a written confirmation of your vote. If we have not recorded your information correctly or if you wish to change your vote, please call 1-877-333-2372 to let us know. Also, please be aware that your vote cannot be changed with us by phone after 9:29 AM, Eastern Time, on August 15, 2006. Thank you very much for your participation and have a great day/evening.

IF NOT INTERESTED:
         Sorry for the inconvenience today. Please be aware that as a shareholder, your vote is important. Please fill out your proxy card at your earliest convenience, sign it, date it and mail it back in the prepaid envelope. If you would rather not do that, you can always vote over the phone with an automated system at 1-888-221-0697 or on the Internet at (web site url). The only thing you will need is the control number on your proxy card, which is the shaded number on your proxy card. Thank you again for your time today, and have a wonderful day/evening.

IF YES:
         Thank you very much Sir/Madame, we will give you a call back at your convenience on ___________ at ________ o'clock your time. Should you have any further questions prior to our call back, please feel free to call ADP at 1-877-333-2372. Thank you for your time and have a great day/evening.

IF NO:
         Sorry for the inconvenience today, but we would like to ensure you, that as a shareholder, your vote is important. Please vote your shares by filling out the proxy card, signing and dating it or if you would like to vote by phone, you may do so by calling us at 1-877-333-2372 or an automated system at 1-888-221-0697. You can also go on the Internet and vote there at www.proxyweb.com. Please understand that you have the opportunity to vote on this important proposal. Thank you for your time and participation today and have a good day/evening.

                           ANSWERING MACHINE MESSAGE:

         Hello, my name is ____________________ and I am a proxy representative for ADP on behalf of (fund name), with which you are a shareholder. You should have received material in the mail recently concerning the Special meeting of Shareholders scheduled for (date).

         Your vote is very important. You can provide your vote quickly and easily by touchtone phone, Internet or by mail. Your proxy card has all of the details or you may call us toll free at 1-877-333-2372 to answer any questions you may have and also to cast your vote directly over the phone.

         Thank you in advance for your time and have a great day/evening.

                           INBOUND - CLOSED RECORDING

         Thank you for calling the MFS Technology Fund meeting line. Our offices are now closed. Please call us back during our normal business hours - which are, Monday through Friday, 9:30AM - 9:00PM and Saturday 10:00AM
         - 6:00PM ET. Thank you and have a nice day.

                         INBOUND - CALL IN QUEUE MESSAGE

         Thank you for calling the MFS Technology Fund meeting line. All of our representatives are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

                             END OF CAMPAIGN MESSAGE

   "Thank you for calling the MFS Technology Fund Proxy Client Service Center. The Shareholder meeting scheduled for August 15, 2006 was held successfully and all proposals were passed favorably. As a result, this toll free number is no longer in service for proxy related
               shareholder calls. If you have questions about your
            MFS funds, please contact your Financial Advisor or call
      1-800-225-2606. Thank you for investing with the MFS Technology Fund.

    (The Closed, Call in Queue and End of Campaign messages can be scripted accordingly based on proposal outcome and customization as requested by the client)